THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

/s/ William M. Doran                                        Date: May 15, 2014
--------------------
William M. Doran
Trustee

                      THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt                                        Date: May 15, 2014
---------------
Jon C. Hunt
Trustee

                      THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke                                        Date: May 15, 2014
-------------------
Thomas P. Lemke
Trustee

                      THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker                                        Date: May 15, 2014
---------------------
Randall S. Yanker
Trustee

                      THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

/s/ Terrence O. Jones                                        Date: May 15, 2014
---------------------
Terrence O. Jones
Trustee

                      THE ADVISORS' INNER CIRCLE FUND III

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund III, a Delaware statutory trust, (the "Trust"), do hereby constitute and appoint Dianne Descoteaux, my true and lawful attorney, with full power to her to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the High Yield Fund, a series of Nomura Partners Funds, Inc., into the Nomura High Yield Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue thereof.


     WITNESS my hand on the date set forth below.

/s/ Michael Beattie                                        Date: May 15, 2014
-------------------
Michael Beattie
President